UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 7, 2006

Date of report (Date of earliest event reported)

FIELDSTONE INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50938	74-2874689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

(Address of Principal Executive Offices)

(410) 772-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

Fieldstone Investment Corporation (the “Company”) is furnishing the text of presentation materials, included as Exhibit 99.1 to this report.  The text of presentation materials attached hereto as Exhibit 99.1 and the information contained therein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The text of presentation materials shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

The Company is furnishing the text of presentation materials, included as Exhibit 99.1 to this report, pursuant to the Securities and Exchange Commission’s Regulation FD.  The materials also will be posted to the Company’s website at www.FieldstoneInvestment.com.  The presentation materials were prepared to be used by Company management in a presentation at the Fifth Annual JMP Securities Research Conference in San Francisco, California on March 8, 2006.

The Company may use the presentation materials, possibly with variations, at other meetings with various members of the financial and investment community, from time to time, after the conclusion of the presentation on Wednesday, March 8, 2006.  This information is furnished pursuant to Item 7.01 of Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

99.1	Text of Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

Date: March 7, 2006	By:	/s/ Nayan V. Kisnadwala
Executive Vice President – Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Text of Presentation Materials